UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2021

VISTAS MEDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39433	85-0588009
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Wall Street, 8th Floor

New York, NY 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (212) 859-3525

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)
Units, each consisting of one share of Class A Common Stock and one redeemable warrant	VMACU

Class A common stock, par value $0.0001 per share	VMAC

Warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	VMACW

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Vistas Media Acquisition Company Inc. (the “Company” or “VMAC”) hereby amends its Current Report on Form 8-K filed on November 23, 2021, as set forth in this Amendment No. 1 on Current Report on Form 8-K/A, to disclose an additional Quarterly Report that requires amendment and to correct a reference to the Company’s previously issued unaudited balance sheet as of September 30, 2020, that was included in the Company’s Quarterly Report on Form 10-Q filed on November 16, 2020, which was mistakenly referenced as being for the period ended September 30, 2021.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 19, 2021, the management and the Audit Committee (the “Audit Committee”) of Vistas Media Acquisition Company Inc. (the “Company”), after consultation with the Company’s independent registered public accounting firm, Prager Metis LLP (“Prager”), concluded that the Company’s audited balance sheet as of December 31, 2020 filed in the Company’s Form 10-K filed on April 15, 2021 (and restated in the Company’s Form 10-K/A filed on May 24, 2021) contained errors relating to the classification of $5,000,001 of stockholders’ equity as permanent equity, which the Company has determined should be reclassified as temporary equity. In light of this error, it was determined that it is appropriate to amend and restate the Company’s previously issued audited balance sheet as of December 31, 2020, that was included in the Company’s Annual Report on Form 10-K filed on April 15, 2021 (and restated in the Company’s Form 10-K/A filed on May 24, 2021); the Company’s previously issued unaudited balance sheet as of September 30, 2020, that was included in the Company’s Quarterly Report on Form 10-Q filed on November 16, 2020; the Company’s previously issued unaudited balance sheet as of March 31, 2021, that was included in the Company’s Quarterly Report on Form 10-Q filed on May 24, 2021; the Company’s previously issued unaudited balance sheet as of June 30, 2021, that was included in the Company’s Quarterly Report on Form 10-Q filed on August 23, 2021; and the Company’s previously issued audited balance sheet as of August 11, 2020, that was included in the Company’s Current Report on Form 8-K filed on August 17, 2020 (“Non-Reliance Financial Statements”). The reclassification of amounts from permanent equity to temporary equity results in non-cash financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows. The “Cash held in trust account” is correctly stated at $95,759,481 in the previously filed audited balance sheet as of December 31, 2020.

Considering such restatement, the Non-Reliance Financial Statements should no longer be relied upon. The Company will file an amendment to the Company’s Form 10-K filed on April 15, 2021 (and restated in the Company’s Form 10-K/A filed on May 24, 2021) with respect to the audited balance sheet as of December 31, 2020, reflecting the reclassification of the Company’s amount held in the trust account as temporary equity as soon as practicable. The Company will also file an amendment to the Company’s Form 10-Q filed on November 16, 2020, with respect to the unaudited balance sheet as of September 30, 2020, reflecting the reclassification of the Company’s amount held in the trust account as temporary equity as soon as practicable. The Company will file an amendment to the Company’s Form 10-Q filed on May 24, 2021, with respect to the unaudited balance sheet as of March 31, 2021, reflecting the reclassification of the Company’s amount held in the trust account as temporary equity as soon as practicable. And, the Company will also file an amendment to the Company’s Form 10-Q filed on August 23, 2021, with respect to the unaudited balance sheet as of June 30, 2021 reflecting the reclassification of the Company’s amount held in the trust account as temporary equity as soon as practicable. Also, the Company will also file an amendment to the Company’s Form 8-K filed on August 17, 2020, with respect to the audited balance sheet as of August 11, 2020, reflecting the reclassification of the Company’s amount held in the trust account as temporary equity as soon as practicable. The restated financial statements of the Company as of and for the year ended December 31, 2020, and the six months ended June 30, 2021, will be included in an amendment to Anghami Inc.’s registration statement on Form F-4 (File no. 333-260234).

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Prager.

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTAS MEDIA ACQUISITION COMPANY INC.

By:	/s/ F. Jacob Cherian
	Name:	F. Jacob Cherian
	Title:	Chief Executive Officer

Dated: November 30, 2021

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